SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2014

CITIZENS & NORTHERN CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

90-92 Main Street, Wellsboro, PA		16901
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code  (570) 724-3411

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant tor Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

Citizens & Northern Corporation announced unaudited, consolidated financial results for the three-month and nine-month periods ended September 30, 2014. On October 14, 2014, Citizens & Northern Corporation issued a press release titled “C&N Announces Third Quarter 2014 Unaudited Financial Results,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Citizens & Northern Corporation’s “Quarterly Report,” a report that includes unaudited financial information, will be mailed to shareholders on or about October 21, 2014. A copy of the Quarterly Report is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Also, supplemental, unaudited financial information is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit 99.1:  Press Release issued by Citizens & Northern Corporation dated October 14, 2014, titled “C&N Announces Third Quarter 2014 Unaudited Financial Results.”

Exhibit 99.2:  Quarterly Report, which includes unaudited financial information.

Exhibit 99.3:  Supplemental, unaudited financial information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

CITIZENS & NORTHERN CORPORATION

Date: 10/14/14	By:	/s/ Mark A. Hughes
Interim President and Chief Executive Officer